UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 31, 2003
                                ----------------
                Date of Report (Date of earliest event reported)



                              OPTIONS TALENT GROUP
             (Formerly TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.)
                 ----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       NEVADA                       0-22382                   56-1051491
   ---------------              ----------------         ------------------
   (State or other              (Commission File            (IRS Employer
   jurisdiction of                  Number)              Identification No.)
    incorporation)



                 1701 PARK CENTER DRIVE, ORLANDO, FL      32835
               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


                                 (407) 253-5000
                                 --------------
              (Registrant's telephone number, including area code)



              ----------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On October 31, 2003, Grant Thornton LLP, an independent accountant who served as the Registrant's principal accountant to audit the Registrant's consolidated financial statements since July 1, 2003, resigned from its engagement with the Registrant. The resignation of Grant Thornton, LLP was approved by the Registrant's sole director.


        Grant Thornton LLP, did not issue any report on the financial statements of the Registrant during the Registrant's two most recent fiscal years or any subsequent interim period through the date of its resignation (October 31, 2003). During the Registrant's two most recent fiscal years and any subsequent interim period through the date of Grant Thornton's resignation (October 31, 2003, there has been no disagreement between the Registrant and Grant Thornton LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any such report. No other event has occurred with respect to the Registrant and Grant Thornton LLP for which disclosure would be required pursuant to Item 304, paragraph (a)(1)(iv), of Regulation S-B.


         A letter from Grant Thornton LLP addressed to the Securities and Exchange Commission, stating that Grant Thornton LLP agrees with the information contained in this report, has been filed as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.     Description


    16.1        Letter from Grant Thornton LLP, dated November 18, 2003




                 (Remainder of page intentionally left black)



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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            OPIONS TALENT GROUP
                              ----------------------------------------------
                                             (Registrant)





Date:  November 18, 2003             By: /s/ Mark Tolner
                                     -------------------------------
                                     Mark Tolner
                                     President, Treasurer and Secretary




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